UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2004

NEWFIELD EXPLORATION COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-12534	72-1133047
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

363 N. Sam Houston Parkway E., Suite 2020
Houston, Texas	77060
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 847-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits
SIGNATURES
UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION
UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
UNAUDITED PRO FORMA COMBINED SUPPLEMENTARY OIL AND GAS DISCLOSURES
EXHIBIT INDEX
Consent of Hein & Associates LLP
Inland Resources Inc. Consolidated Financial Statements as of December 31, 2003
Inland Resources Inc. Consolidated Financial Statements as of June 30, 2004

     On August 27, 2004, Newfield Exploration Company acquired Inland Resources Inc. (“Inland”) for $575 million. The purchase was funded through concurrent offerings of Newfield common stock and debt. Newfield issued 5.4 million shares of its common stock at a price to the public of $52.85 per share and $325 million of its 6⅝% senior subordinated notes due 2014.

     On August 30, 2004, Newfield filed a Current Report on Form 8-K (the “Report”) providing the foregoing information under Item 2.01 of the Report and stating under Item 9.01 of the Report that the required historical financial statements and other financial information with respect to Inland and the required pro forma financial information with respect to the acquisition and offerings of common stock and debt would be filed by an amendment to the Report. The Report is hereby amended to replace Item 9.01 of the Report with the following:

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.

The following information is filed with this report:

1.	Inland’s audited consolidated financial statements as of December 31, 2003 and for the calendar year then ended and related notes included therein; and

2.	Inland’s consolidated financial statements as of June 30, 2004 and 2003 and for each of the six month periods then ended.

(b)	Pro forma financial information.

     The unaudited pro forma combined condensed financial statements as of June 30, 2004 and for the six months then ended and for the calendar year ended December 31, 2003 that give effect to the acquisition and the issuance of the common stock and notes described therein begin on page F-1 of this report.

(c)	Exhibits.

23.1	Consent of Hein & Associates LLP

99.1	Inland Resources Inc. Consolidated Financial Statements as of December 31, 2003 and for the year then ended

99.2	Inland Resources Inc. Consolidated Financial Statements as of June 30, 2004 and for the six month periods ended June 30, 2004 and June 30, 2003

EXPERTS

     The consolidated financial statements of Inland filed herewith as of December 31, 2003 and for the year then ended have been audited by Hein & Associates LLP, as set forth in their report thereon filed herewith. Such consolidated financial statements are filed herewith in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

1

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWFIELD EXPLORATION COMPANY

Date: November 12, 2004	By:	/s/ TERRY W. RATHERT

Terry W. Rathert Senior Vice President and Chief Financial Officer (Authorized Officer and Principal Financial Officer)

2

NEWFIELD EXPLORATION COMPANY

UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION

     On August 27, 2004, Newfield Exploration Company acquired Inland Resources Inc. for $575 million. The purchase was funded through concurrent offerings of Newfield common stock and debt. Newfield issued 5.4 million shares of its common stock at a price to the public of $52.85 per share and $325 million of its 6⅝% senior subordinated notes due 2014.

     The following summary unaudited pro forma combined condensed financial information combines the historical consolidated balance sheets and income statements of Newfield and Inland and gives effect to the issuance of the common stock and the notes and to the acquisition using the purchase method of accounting.

     The unaudited pro forma combined condensed financial information is based on the following assumptions and adjustments:

•	the income statement data assume that the issuance of the common stock and the notes and the acquisition were effected on January 1, 2003;

•	the balance sheet data assume that the issuance of the common stock and the notes and the acquisition were effected on June 30, 2004;

•	the balance sheet and income statement data reflect Newfield’s use of the net proceeds from the issuance of the common stock and the notes to acquire Inland and to pay transaction costs; and

•	the historical financial statements of Inland have been adjusted to conform to the accounting policies of Newfield.

     The historical income statement information for the year ended December 31, 2003 is derived from the audited financial statements of Inland and Newfield. The historical income statement information for the six-month period ended June 30, 2004 and the historical balance sheet information as of June 30, 2004 are derived from the unaudited financial statements of Inland and Newfield. The unaudited pro forma combined condensed financial information should be read together with the historical financial statements and related notes of Newfield and Inland.

     The unaudited pro forma combined condensed financial information is presented for illustrative purposes only. The financial results may have been different if the companies had always been combined or if the transactions had occurred as of the dates indicated above. They do not purport to indicate the future results that Newfield will experience. Further, the unaudited pro forma combined condensed financial information does not reflect the effect of restructuring charges that will be incurred to fully integrate and operate the combined organization more efficiently or anticipated synergies resulting from the acquisition. The restructuring activities to integrate the companies may result in asset rationalization and other activities.

NEWFIELD EXPLORATION COMPANY

UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME

(In thousands, except per share data)

	Six Months Ended June 30, 2004
	Historical	Historical
	Newfield	Inland	Pro forma			Pro forma
	Exploration	Resources	Adjustments			Combined
Oil and gas revenues	$588,092	$32,450	$—			$620,542

Operating expenses:
Lease operating	62,212	6,255	—			68,467
Production and other taxes	17,453	570	—			18,023
Exploration	—	48	(48)	(a	)	—
Gain on lease sales	—	(310)	310	(b	)	—
Depreciation, depletion and amortization	211,077	8,557	(8,395)	(c	)	226,947
			15,708	(d	)
General and administrative	37,621	17,800	—			55,421

Total operating expenses	328,363	32,920	7,575			368,858

Income (loss) from operations	259,729	(470)	(7,575)			251,684
Other income (expenses):
Interest expense, net	(16,144)	(3,064)	(59)	(e	)	(14,741)
			12,292	(f	)
			3,132	(g	)
			(10,898)	(h	)
Commodity derivative expense	(17,835)	—	—			(17,835)
Other	1,000	237	—			1,237

Total other income (expenses)	(32,979)	(2,827)	4,467			(31,339)

Income (loss) before income taxes	226,750	(3,297)	(3,108)			220,345
Income tax provision (benefit)	81,428	—	(2,242)	(i	)	79,186

Net income (loss)	$145,322	$(3,297)	$(866)			$141,159

Basic earnings per common share	$2.59					$2.30

Diluted earnings per common share	$2.55					$2.27

Weighted average number of shares outstanding for basic earnings per share	56,019		5,405	(j	)	61,424

Weighted average number of shares outstanding for diluted earnings per share	56,884		5,405	(j	)	62,289

See accompanying Notes to Unaudited Pro forma Combined Condensed Financial Statements.

NEWFIELD EXPLORATION COMPANY

UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME

(In thousands, except per share data)

	Year Ended December 31, 2003
	Historical
	Newfield	Historical	Pro forma			Pro forma
	Exploration	Inland Resources	Adjustments			Combined
Oil and gas revenues	$1,016,986	$38,918	$—			$1,055,904

Operating expenses:
Lease operating	125,649	10,253	—			135,902
Production and other taxes	31,737	520	—			32,257
Exploration	—	126	(126)	(a	)	—
Gain on lease sales	—	(4,227)	4,227	(b	)	—
Depreciation, depletion and amortization	394,701	11,406	(11,142)	(c	)	422,460
			27,495	(d	)
General and administrative	61,636	1,579	—			63,215
Gas sales obligation and redemption of securities	20,475	—	—			20,475

Total operating expenses	634,198	19,657	20,454			674,309

Income (loss) from operations	382,788	19,261	(20,454)			381,595
Other income (expenses):
Interest expense, net	(41,860)	(11,108)	(74)	(e	)	(39,352)
			24,652	(f	)
			10,833	(g	)
			(21,795)	(h	)
Commodity derivative income (expense)	(6,102)	231	—			(5,871)
Dividends on convertible preferred securities of Newfield Financial Trust I	(4,581)	—	—			(4,581)
Other	1,374	273	—			1,647

Total other income (expenses)	(51,169)	(10,604)	13,616			(48,157)

Income (loss) from continuing operations before income taxes	331,619	8,657	(6,838)			333,438
Income tax provision	120,713	—	637	(i	)	121,350

Income (loss) from continuing operations	$210,906	$8,657	$(7,475)			$212,088

Earnings per share:
Basic:
Income from continuing operations	$3.88					$3.55

Diluted:
Income from continuing operations	$3.77					$3.46

Weighted average number of shares outstanding for basic earnings per share	54,347		5,405	(j	)	59,752

Weighted average number of shares outstanding for diluted earnings per share	56,744		5,405	(j	)	62,149

See accompanying Notes to Unaudited Pro forma Combined Condensed Financial Statements.

NEWFIELD EXPLORATION COMPANY

UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET

(In thousands, except per share data)

	As of June 30, 2004
			Notes and
			Common Stock			Inland
	Historical	Historical	Offering			Acquisition
	Newfield	Inland	Pro forma			Pro forma			Pro forma
	Exploration	Resources	Adjustments			Adjustments			Combined
ASSETS
Current assets	$296,709	$15,714	$325,000	(k	)	$(651)	(m	)	$911,019
			(2,638)	(k	)
			276,885	(j	)
Oil and gas properties	4,466,684	297,156	—			(297,156)	(l	)	5,189,346
						722,662	(m	)
Other property and equipment, net	—	9,957	—			(9,957)	(n	)	—
Less – accumulated depreciation, depletion and amortization	(1,864,889)	(71,174)	—			71,174	(l	)	(1,864,889)

Net property, plant and equipment	2,601,795	235,939	—			486,723			3,324,457

Floating production system and pipelines	35,000	—	—			—			35,000
Other assets	26,241	3,117	2,638	(k	)	(2,200)	(o	)	39,867
						10,071	(m	)
Goodwill	16,378	—	—			49,612	(m	)	65,990

Total assets	$2,976,123	$254,770	$601,885			$543,555			$4,376,333

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities	$430,977	$38,720	$—			$(21,224)	(m	)	$476,457
						30,575	(m	)
						(2,591)	(q	)
Long-term debt	579,559	124,479	325,000	(k	)	2,644	(m	)	904,559
						2,100	(p	)
						(129,223)	(q	)
Asset retirement obligation	158,283	3,805	—			—			162,088
Deferred taxes	267,994	—	—			171,140	(m	)	439,134
Other liabilities	26,230	—	—			—			26,230

Total long-term liabilities	1,032,066	128,284	325,000			46,661			1,532,011

Stockholders’ equity	1,513,080	87,766	276,885	(j	)	490,134	(m	)	2,367,865

Total liabilities and stockholders’ equity	$2,976,123	$254,770	$601,885			$543,555			$4,376,333

See accompanying Notes to Unaudited Pro forma Combined Condensed Financial Statements.

NEWFIELD EXPLORATION COMPANY

NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

(a)	To record the reversal of historical Inland exploration expense recorded in accordance with the successful efforts method of accounting for oil and gas activities. No such expense is recorded under the full cost method of accounting for oil and gas activities, which method is utilized by Newfield.

(b)	To record the reversal of the historical Inland gain on lease sales recorded in accordance with the successful efforts method of accounting for oil and gas activities. No such gain is recorded under the full cost method of accounting for oil and gas activities, which is utilized by Newfield.

(c)	To record the reversal of historical Inland depreciation, depletion and amortization expense recorded in accordance with the successful efforts method of accounting for oil and gas activities.

(d)	To record pro forma depreciation, depletion and amortization expense in accordance with the full cost method of accounting for oil and gas activities based on the purchase price allocation to depreciable and depletable assets.

(e)	To reverse historical Inland capitalized interest.

(f)	To record the capitalization of interest based on the allocation of the purchase price to unproved oil and gas properties.

(g)	To eliminate the historical Inland interest expense (including amortization of debt issuance costs) of $3.1 million and $10.8 million for the six months ended June 30, 2004 and the year ended December 31, 2003, respectively, related to Inland’s debt.

(h)	To reflect the interest expense that results from the issuance of the notes with a stated interest rate of 6⅝%. The notes were issued at par. Pro forma interest expense, which includes amortization of debt issuance costs, is calculated as follows:

	For the six months ended	For the year ended
	June 30, 2004	December 31, 2003
	(In thousands)
Interest expense – $325 million senior subordinated notes due 2014	$10,766	$21,531
Amortization of debt issuance costs – senior subordinated notes due 2014	132	264

	$10,898	$21,795

(i)	To record pro forma income tax expense adjustments based on the applicable statutory tax rate of 35%.

(j)	To record the issuance of 5.4 million shares of Newfield common stock.

(k)	To reflect the issuance of the notes and the associated debt issuance costs related to the notes.

(l)	To reverse Inland’s historical oil and gas property balances and the related accumulated depreciation, depletion and amortization recorded in accordance with the successful efforts method of accounting for oil and gas activities.

NEWFIELD EXPLORATION COMPANY
NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED
FINANCIAL STATEMENTS—(Continued)

(m)	To record the preliminary pro forma allocation of the purchase price of the acquisition of Inland using the purchase method of accounting. The following is a calculation and allocation of purchase price to the acquired assets and liabilities based on their relative fair values:

Calculation of purchase price (in millions):
Purchase price	$575.0
Working capital	2.2
Accrued expenses	0.7

Total purchase price	$577.9

Allocation of purchase price (in millions):
Current assets	$15.0
Oil and gas properties	722.7
Other property and equipment, net	10.1
Goodwill	49.6
Other assets	0.9

Total assets acquired	798.3

Current liabilities	14.9
Derivative liabilities	30.6
Asset retirement obligation	3.8
Deferred tax liability	171.1

Total liabilities acquired	220.4

Net assets acquired	$577.9

(n)	To reclassify historical Inland furniture, fixtures and equipment and associated accumulated depreciation, depletion and amortization balances to conform to Newfield’s presentation.

(o)	To record the reversal of historical Inland capitalized debt issuance costs related to long-term debt.

(p)	To record early termination fees related to Inland’s outstanding debt.

(q)	To record repayment of Inland’s outstanding debt.

NEWFIELD EXPLORATION COMPANY

UNAUDITED PRO FORMA COMBINED SUPPLEMENTARY OIL AND GAS DISCLOSURES

     The following pro forma estimated reserve quantities show the effect of the acquisition as if it had occurred on December 31, 2003.

	Historical	Historical
	Newfield	Inland	Pro forma	Pro forma
	Exploration	Resources	Adjustments (a)	Combined
Proved:
Oil and condensate (MBbls)	37,774	53,099	(4,558)	86,315
Gas (MMcf)	1,090,140	74,531	(31,886)	1,132,785
Total (MMcfe)	1,316,786	393,125	(59,234)	1,650,677
Proved developed:
Oil and condensate (MBbls)	30,714	19,591	(2,358)	47,947
Gas (MMcf)	958,232	18,475	2,072	978,779
Total (MMcfe)	1,142,521	136,021	(12,076)	1,266,466

(a)	Represents adjustments to Inland’s reserves based on Newfield’s estimate of Inland’s reserves as of December 31, 2003.

NEWFIELD EXPLORATION COMPANY

UNAUDITED PRO FORMA COMBINED SUPPLEMENTARY OIL AND GAS DISCLOSURES

     The following pro forma estimated standardized measure of discounted future net cash flows shows the effect of the acquisition as if it had occurred on December 31, 2003.

	Historical	Historical
	Newfield	Inland	Pro forma	Pro forma
	Exploration	Resources	Adjustments (a)	Combined
Future cash inflows	$7,629,474	$1,923,536	$(421,160)	$9,131,850
Less related future:
Production costs	(1,379,869)	(443,892)	(26,591)	(1,850,352)
Development and abandonment costs	(451,135)	(207,299)	(48,192)	(706,626)

Future net cash flows before income taxes	5,798,470	1,272,345	(495,943)	6,574,872
Future income tax expense	(1,462,881)	(433,346)	232,943	(1,663,284)

Future net cash flows before 10% discount	4,335,589	838,999	(263,000)	4,911,588
10% annual discount for estimating timing of cash flows	(1,400,150)	(458,846)	210,246	(1,648,750)

Standardized measure of discounted future net cash flows	$2,935,439	$380,153	$(52,754)	$3,262,838

(a)	Represents adjustments attributable to Inland’s reserves based on Newfield’s estimate of Inland’s reserves as of December 31, 2003.

EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of Hein & Associates LLP

99.1	Inland Resources Inc. Consolidated Financial Statements as of December 31, 2003 and for the year then ended

99.2	Inland Resources Inc. Consolidated Financial Statements as of June 30, 2004 and for each of the six month periods ended June 30, 2004 and June 30, 2003